UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the registrant  ☒

Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Section 240.14a-12

VERU INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VERU INC.

2916 N. Miami Avenue

Suite 1000

Miami, Florida 33127

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On July 24, 2023

To the Shareholders of Veru Inc.:

Notice is hereby given that a special meeting of the shareholders of Veru Inc., which we refer to as the “Company,” “we,” “us” or “our,” will be held on July 24, 2023, at 9:00 a.m. local time, at 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127, for the following purposes:

1.

To consider and act upon a proposal, which we refer to as the “Share Increase Proposal,” to approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 154,000,000 to 308,000,000.

2.

To consider and vote upon a proposal, which we refer to as the “Adjournment Proposal,” to approve the adjournment of the special meeting if necessary or appropriate in the view of the Company’s board of directors, including to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Share Increase Proposal. We refer to the Share Increase Proposal and the Adjournment Proposal collectively as the “Proposals.”

The Company’s Board of Directors recommends that the shareholders vote “FOR” the Share Increase Proposal and “FOR” the Adjournment Proposal.

Only shareholders of record of Common Stock at the close of business on June 2, 2023, the record date for the special meeting, are entitled to notice of, and to vote at, the special meeting or any adjournments or postponements thereof.

YOUR VOTE IS VERY IMPORTANT. YOU MAY VOTE BY MAIL, THROUGH THE INTERNET, BY TELEPHONE OR BY ATTENDING THE SPECIAL MEETING AND VOTING BY BALLOT, ALL AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER. IF YOU FAIL TO VOTE ON THE SHARE INCREASE PROPOSAL OR FAIL TO INSTRUCT YOUR BROKER, BANK OR OTHER NOMINEE ON HOW TO VOTE FOR SUCH PROPOSAL, THE EFFECT WILL BE THE SAME AS A VOTE AGAINST THE APPROVAL OF SUCH PROPOSAL.

The accompanying proxy statement provides a detailed description of the Proposals. We urge you to read the accompanying proxy statement, including the annex, carefully and in their entirety. If you have any questions concerning the Proposals or the accompanying proxy statement of which this notice forms a part, would like additional copies of the accompanying proxy statement or need help voting your shares of Common Stock, please contact Secretary, Veru Inc., 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our shareholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) instead of a paper copy of this Proxy Statement to our shareholders. The Internet Availability Notice contains instructions on how to access those documents over the Internet. All shareholders who do not receive an Internet Availability Notice will receive a paper copy of the proxy materials by mail.

The Internet Availability Notice also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, and a form of proxy or voting instruction card. The proxy materials sent to you will include a proxy card that will provide you with instructions to cast your vote on the Internet and a telephone number you may call to cast your vote, or you may complete, sign and return the proxy card by mail.

By Order of the Board of Directors

Michael J. Purvis Secretary

Miami, FL

June 12, 2023

You are cordially invited to attend the special meeting in person. Whether or not you expect to attend the special meeting, please complete, date, sign and return the enclosed proxy card, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible to ensure your representation at the special meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the special meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the special meeting, you must obtain a proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on July 24, 2023:

This Proxy Statement for the Special Meeting is available at www.proxyvote.com.

VOTING ELECTRONICALLY, BY TELEPHONE OR BY MAIL

Shareholders of the Company at the close of business on June 2, 2023, the record date for the special meeting of shareholders, may submit their proxies:

•	through the Internet by visiting a website established for that purpose at www.proxyvote.com and following the instructions;

•	by telephone by calling the toll-free number 1-800-690-6903 in the United States, Puerto Rico or Canada on a touch-tone phone and following the recorded instructions; or

•	by returning the enclosed proxy card in the provided return envelope (which is postage paid if mailed in the United States).

To vote via telephone or Internet, please have your proxy card in front of you. A phone number and an Internet website address are contained on your proxy card. Upon entering either the phone number or the Internet website address, you will be instructed on how to proceed.

If a shareholder holds shares registered in the name of a broker, bank or other nominee, that broker, bank or other nominee will enclose or provide a voting instruction card for use in directing that broker, bank or other nominee how to vote those shares.

SUMMARY VOTING INSTRUCTIONS

YOUR VOTE IS VERY IMPORTANT

Ensure that your shares of Common Stock are voted at the special meeting by submitting your proxy or, if your shares of Common Stock are held in the name of a broker, bank or other nominee, by contacting your broker, bank or other nominee. If you do not vote or do not instruct your broker, bank or other nominee how to vote, it will have the same effect as voting “AGAINST” the approval of the Share Increase Proposal.

If your shares of Common Stock are registered in your name: submit your proxy as soon as possible by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope, so that your shares of Common Stock can be voted in favor of the Proposals at the special meeting. You may also submit your proxy by using a toll-free number or the Internet. We have provided instructions on the proxy card for using these convenient services.

If your shares of Common Stock are registered in the name of a broker, bank or other nominee: check the voting instruction card forwarded by your broker, bank or other nominee or contact your broker, bank or other nominee in order to obtain directions as to how to ensure that your shares of Common Stock are voted in favor of the Proposals at the special meeting.

i

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 24, 2023

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Veru Inc. (the “Company”) to be voted at the special meeting of shareholders to be held on July 24, 2023, at 9:00 a.m. local time, at 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127. This proxy statement, along with a Notice of the Special Meeting and either a proxy card or a voting instruction card, are being mailed to our shareholders beginning on or about June 12, 2023.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The following are some questions that you, as a shareholder of the Company, may have regarding the special meeting, together with brief answers to those questions. We urge you to read carefully the remainder of this proxy statement, including the annex and other documents referred to in this proxy statement, because the information in this section may not provide all of the information that might be important to you with respect to the special meeting.

Q:	Why am I receiving these materials?

A:

The Company is sending these materials to its shareholders to help them decide how to vote their shares of Common Stock with respect to the Proposals to be considered at the special meeting of the Company’s shareholders to be held on July 24, 2023, which we refer to as the “Special Meeting,” and you should read them carefully.

Q:	Why does the Board of Directors recommend approval of the Share Increase Proposal?

A:

The Board believes that the Share Increase Proposal is in the Company’s best interest because it increases the number of shares of authorized Common Stock by an amount that would provide the Company with flexibility as the need to issue shares of Common Stock may arise in the future. We will need large amounts of capital to support our development and commercialization efforts for our drug candidates, including the Phase 3 COVID-19 confirmatory study for certain COVID-19 patients. Our ability to raise capital through equity financing will be limited if the Share Increase Proposal is not approved by shareholders at the Special Meeting.

Q:	What vote is required to approve each Proposal?

A:	The following votes are required to approve the Proposals:

•	As required by Wisconsin law, approval of the Share Increase Proposal requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock.

•	Approval of the Adjournment Proposal requires that the votes cast in favor of the proposal exceed the votes cast against the proposal.

If you do not vote your shares as instructed in the enclosed proxy card, the effect will be a vote against the Share Increase Proposal.

Q:	Will any other business be presented for action by shareholders at the Special Meeting?

A:

Management knows of no business that will be presented at the Special Meeting other than the Proposals. If any other matter properly comes before the Special Meeting, the persons named as proxies in the proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter.

Q:	How does the Company’s Board of Directors recommend that the Company’s shareholders vote with respect to the Proposals?

A:	The Company’s Board of Directors, which we refer to as the “Board,” recommends that the Company’s shareholders vote “FOR” the Share Increase Proposal and “FOR” the Adjournment Proposal.

Q:	When and where will the Special Meeting take place?

A:	The Special Meeting will be held on July 24, 2023 at 9:00 a.m., local time, at 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127.

Q:	Who can attend and vote at the Special Meeting?

A:

The Company’s shareholders of record as of the close of business on June 2, 2023, the record date for the Special Meeting, are entitled to receive notice of, attend, and vote at the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

Q:	What do I need to do now and how do I vote?

A:	The Company urges you to read this proxy statement carefully, including the annex, and to consider how the Proposals described in this proxy statement may affect you and the Company as a whole.

To vote, you may provide your proxy instructions in three different ways. First, you can mail your signed proxy card in the enclosed return envelope. Alternatively, you can provide your proxy instructions by calling the toll-free call center set up for this purpose indicated on the enclosed proxy card and following the instructions provided. Please have your proxy card available when you call. Finally, you can provide your proxy instructions over the Internet by accessing the website indicated on the enclosed proxy card and following the instructions provided. Please have your proxy card available when you access the web page. Please provide your proxy instructions only once and as soon as possible so that your shares can be voted at the Special Meeting.

Q:	What happens if I do not return a proxy card or otherwise provide proxy instructions or if I elect to abstain from voting?

A:

If you do not submit a proxy card, provide proxy instructions by telephone or over the Internet or vote at the Special Meeting, your shares will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the Special Meeting, and your actions will have the same effect as a vote “AGAINST” the Share Increase Proposal.

If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting and all of your shares will be voted “FOR” the Proposals. However, if you submit a proxy card or provide proxy instructions by telephone or over the Internet and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting and your abstention will have the same effect as a vote “AGAINST” the Share Increase Proposal.

Q:	If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?

A:

If your shares are held in “street name” in a stock brokerage account or by another nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker or other nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to the Company or by voting in person at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your broker or other nominee.

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe the Share Increase Proposal is a discretionary matter. Therefore, if you do not instruct your broker or other nominee on how to vote your shares then your broker or other nominee may vote your shares on the Share Increase Proposal and the Adjournment Proposal.

Q:	May I vote in person?

A:

If you hold shares of Common Stock that are registered directly in your name with the Company’s transfer agent, you are considered, with respect to those shares, the “shareholder of record,” and the proxy materials and proxy card are being sent directly to you. If you are the shareholder of record, you may attend the Special Meeting and vote your shares in person, rather than signing and returning your proxy card or otherwise providing proxy instructions by telephone or over the Internet.

If your shares of Common Stock are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Special Meeting. However, since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker or other nominee that holds your shares giving you the right to vote the shares in person at the Special Meeting.

Q:	May I revoke or change my vote after I have provided proxy instructions?

A:

Yes. You may revoke or change your vote at any time before your proxy is voted at the Special Meeting. You can do this in one of three ways. First, you can send a written notice to the Company stating that you would like to revoke your proxy. Second, you can submit new proxy instructions either on a new proxy card, by telephone or over the Internet, as and if applicable. Third, you can attend the Special Meeting and vote in person as described above. Your attendance at the Special Meeting will not, by itself, revoke your proxy. If you have instructed a broker or other nominee to vote your shares, you must follow directions received from your broker or other nominee to change those instructions.

Q:	What constitutes a quorum?

A:

Shareholders who hold a majority of the shares of Common Stock outstanding as of the close of business on the record date for the Special Meeting must be present either in person or by proxy to constitute a quorum to conduct business at the Special Meeting.

Q:	Who is paying for this proxy solicitation?

A:

The Company will pay for the cost and expense of preparing, filing, assembling, printing and mailing this proxy statement, and any amendments thereto, the proxy card and any additional information furnished to the Company’s shareholders. The Company may also reimburse brokers, custodians, nominees and fiduciaries for their costs of soliciting and obtaining proxies from beneficial owners, including the costs of reimbursing brokers, custodians, nominees and fiduciaries for their costs of forwarding this proxy statement and other solicitation materials to beneficial owners. In addition, proxies may be solicited without extra compensation by directors, officers and employees of the Company by mail, telephone, fax or other methods of communication.

Q:	Where can I find the voting results of the Special Meeting?

A:

The Company intends to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Special Meeting. All reports the Company files with the SEC are publicly available when filed.

Q:	Whom should I contact if I have any questions about the Proposals or the Special Meeting?

A:	Shareholders may contact Secretary, Veru Inc., 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127.

Q:	What happens if I sell my shares after the record date but before the Special Meeting?

A:	If you transfer any of your shares of Common Stock after the record date but before the date of the Special Meeting, you will retain your right to vote at the Special Meeting.

Q:	What do I do if I receive more than one proxy statement or set of voting instructions?

A:

If you hold shares directly as a record holder and also in “street name” or otherwise through a nominee, you may receive more than one proxy statement and/or set of voting instructions relating to the Special Meeting. These should each be voted and/or returned separately to ensure that all of your shares are voted.

THE SPECIAL MEETING

General

The Company is furnishing this proxy statement to its shareholders in connection with the solicitation of proxies by the Board for use at the Special Meeting of the Company’s shareholders with respect to the Share Increase Proposal and the Adjournment Proposal.

Date, Time and Place

The Special Meeting will be held on July 24, 2023 at 9:00 a.m., local time, at 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127.

Purpose of the Special Meeting

At the Special Meeting, and any adjournments or postponements thereof, the Company’s shareholders will be asked to:

•	approve the Share Increase Proposal; and

•	approve the Adjournment Proposal.

THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING ARE OF GREAT IMPORTANCE TO THE COMPANY’S SHAREHOLDERS. ACCORDINGLY, SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT.

Recommendation of the Board

The Board, by a unanimous vote, recommends that the shareholders of the Company vote:

•

“FOR” the Share Increase Proposal, which is a proposal to approve an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of Common Stock from 154,000,000 shares to 308,000,000 shares; and

•

“FOR” the Adjournment Proposal, which is a proposal to approve the adjournment of the Special Meeting if necessary or appropriate in the view of the Board, including to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Share Increase Proposal.

Record Date; Shares Entitled to Vote

The Board has fixed June 2, 2023 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Only holders of record of shares of Common Stock at the close of business on the record date are entitled to receive notice of, attend, and vote at the Special Meeting. A shareholder whose shares are held of record by a broker, bank or other nominee as of the record date, should check the voting instruction card forwarded by the shareholder’s broker, bank or other nominee in order to obtain directions on how to vote the shareholder’s shares, and such a shareholder must obtain a proxy issued in such shareholder’s name from that record holder in order to attend and vote at the Special Meeting.

At the close of business on the record date, the Company had outstanding and entitled to vote 89,236,732 shares of Common Stock.

Holders of Common Stock are entitled to vote on all of the Proposals at the Special Meeting. Each share of Common Stock outstanding on the record date entitles the holder thereof to one vote on each matter properly brought before the Special Meeting, exercisable in person or by proxy. For each matter scheduled for a vote at the Special Meeting, you may vote “For” or “Against” or you may “Abstain” from voting.

Quorum

To conduct the business described above at the Special Meeting, the Company must have a quorum present. Shareholders who hold a majority of Common Stock outstanding as of the close of business on the record date for the Special Meeting must be present either in person or by proxy to constitute a quorum to conduct business at the Special Meeting.

Required Vote

The Proposals being submitted for approval by the Company’s shareholders at the Special Meeting will be approved or rejected on the basis of certain specific voting thresholds. In particular:

•	Share Increase Proposal requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock; and

•	Adjournment Proposal requires that the votes cast in favor of the Proposal exceed the votes cast against the Proposal.

If you do not vote your shares as instructed in the enclosed proxy card, the effect will be a vote against the Share Increase Proposal.

Counting of Votes; Treatment of Abstentions and Incomplete Proxies; Broker Non-Votes

Shareholder of Record: Shares Registered in Your Name

The transfer agent for the Common Stock is Computershare Investor Services, LLC. If, as of the record date, your shares of Common Stock were registered directly in your name with the transfer agent, then you are a shareholder of record.

If you are a shareholder of record, you may vote in person at the Special Meeting, vote by proxy by telephone, vote by proxy over the Internet, or vote by completing and returning the enclosed proxy card. Whether or not you plan to attend the Special Meeting, the Company urges you to vote by proxy to ensure that your vote is counted. You may still attend the Special Meeting and vote in person even if you have already voted by proxy.

Shareholders of record at the close of business on June 2, 2023, the record date for the Special Meeting, may vote as follows:

•	in person by coming to the Special Meeting and completing a ballot that you will receive when you arrive;

•	through the Internet by visiting a website established for that purpose at www.proxyvote.com and following the instructions;

•	by telephone by calling the toll-free number 1-800-690-6903 in the United States, Puerto Rico or Canada on a touch-tone phone and following the recorded instructions; or

•	by returning the enclosed proxy card in the provided return envelope (which is postage paid if mailed in the United States).

To vote via telephone or Internet, please have your proxy card in front of you. A phone number and an Internet website address is contained on your proxy card. Upon entering either the phone number or the Internet website address, you will be instructed on how to proceed.

If a shareholder does not submit a proxy card, provide proxy instructions by telephone or over the Internet or vote at the Special Meeting, such shareholder’s shares will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the Special Meeting, and will have the same effect as a vote “AGAINST” the Share Increase Proposal.

If a shareholder signs, dates and mails a proxy card without indicating how such shareholder wishes to vote, such proxy card will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting and all of such shareholder’s shares will be voted “FOR” each Proposal. However, if a shareholder submits a proxy card or provides proxy instructions by telephone or over the Internet and affirmatively elects to abstain from voting, such proxy will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting and the abstention will have the same effect as a vote “AGAINST” the Share Increase Proposal.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If, on the record date, your shares of Common Stock were held in an account at a broker, bank or other nominee, rather than in your name, then you are the beneficial owner of shares of Common Stock held in “street name” and a voting instruction card is being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. Since you are not the shareholder of record, you may not vote your shares of Common Stock in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Simply follow the voting instructions in the voting instruction card to ensure your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

If you do not give instructions to your broker, your broker can vote your shares of Common Stock with respect to “discretionary” items, but not with respect to “non-discretionary” items. Non-discretionary matters include director elections and other matters like those involving a matter that may substantially affect the rights or privileges of shareholders, such as mergers, acquisitions, share issuances or shareholder proposals. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions.

The Share Increase Proposal is a discretionary matter. Therefore, if you do not instruct your broker or other nominee on how to vote your shares then your broker or other nominee may vote your shares of Common Stock on the Share Increase Proposal and the Adjournment Proposal.

Counting Votes

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “For,” “Against,” “Abstain” and broker non-votes.

Revoking Your Proxy

If you wish to change your vote with respect to any Proposal, you may do so by revoking your proxy at any time prior to the commencement of voting with respect to that Proposal at the Special Meeting.

If you are the record holder of your shares, you can revoke your proxy by:

•	sending a written notice stating that you would like to revoke your proxy to Michael J. Purvis, Secretary of the Company, at 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127;

•	submitting new proxy instructions with a later date either on a new proxy card, by telephone or over the Internet, as and if applicable; or

•	attending the Special Meeting and voting in person (but note that your attendance alone will not revoke your proxy).

If you are a shareholder of record, revocation of your proxy or voting instructions by written notice must be received by 11:59 p.m., Eastern Time, on July 23, 2023, although you may also revoke your proxy by attending the Special Meeting and voting in person. Simply attending the Special Meeting will not, by itself, revoke your proxy. Your most current proxy card or telephone or Internet proxy is the one that will be counted. If your shares are held in street name by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank to revoke your proxy.

Solicitation of Proxies

The Company will pay for the cost and expense of preparing, filing, assembling, printing and mailing this proxy statement, any amendments thereto, the proxy card and any additional information furnished to the Company’s shareholders. The Company may also reimburse brokerage houses and other custodians, nominees and fiduciaries for their costs of soliciting and obtaining proxies from beneficial owners, including the costs of reimbursing brokerage houses and other custodians, nominees and fiduciaries for their costs of forwarding this proxy statement and other solicitation materials to beneficial owners. In addition, proxies may be solicited without extra compensation by directors, officers and employees of the Company by mail, telephone, email, fax or other methods of communication.

Delivery of Proxy Materials to Households Where Two or More Shareholders Reside

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost-savings for companies.

In connection with the Special Meeting, a number of brokers with account holders who are the Company’s shareholders will be householding the proxy materials. As a result, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the applicable shareholders. Once a shareholder receives notice from its broker that they will be householding communications to such shareholder’s address, householding will continue until such shareholder is notified otherwise or until such shareholder revokes its consent. If, at any time, a shareholder no longer wishes to participate in householding and would prefer to receive a separate proxy statement, such shareholder should notify its broker or contact the Company at (305) 509-6987. Shareholders who currently receive multiple copies of this proxy statement at their address and would like to request householding of their communications should contact their broker.

Attending the Special Meeting

All the shareholders as of the record date, or their duly appointed proxies, may attend the Special Meeting. If you are a registered shareholder (that is, if you hold your stock in your own name) and you wish to attend the Special Meeting, please bring your proxy and evidence of your stock ownership, such as your most recent account statement, to the Special Meeting. You should also bring valid picture identification.

If your shares are held in street name in a stock brokerage account or by another nominee and you wish to attend the Special Meeting, you need to bring a copy of a brokerage or bank statement to the Special Meeting reflecting your stock ownership as of the record date. You should also bring valid picture identification.

Dissenters’ Rights

Under Wisconsin law, holders of the Common Stock will not be entitled to appraisal, dissenters’ or similar rights in connection with any of the Proposals to be considered at the Special Meeting.

PROPOSAL NO. 1: APPROVAL OF INCREASE IN AUTHORIZED COMMON STOCK

Summary of the Proposal

The Board believes it is in the best interest of the Company to amend the Company’s Articles of Incorporation to increase the total number of authorized shares of Common Stock from 154,000,000 shares to 308,000,000 shares (the “Share Increase Amendment”). The Board approved the Share Increase Amendment by a unanimous vote at a meeting held on May 9, 2023, subject to the approval of the Share Increase Proposal by the requisite vote of our shareholders at the Special Meeting, and directed that the Share Increase Proposal be submitted for approval by our shareholders at the Special Meeting. The general description of the Share Increase Amendment set forth below is qualified in its entirety by reference to the text of the Share Increase Amendment set forth in the form of the Articles of Amendment which are attached as Annex A to this Proxy Statement.

With recent shares issued to Frost Gamma Investments Trust in a private placement, shares issued and reserved pursuant to a purchase agreement dated May 2, 2023 (the “Purchase Agreement”), with Lincoln Park Capital Fund, LLC (“LPC”), and stock option grants, a significant amount of the Company’s common stock available for issuance has been issued, reserved, or is issuable upon exercise of currently outstanding securities. The Company is currently authorized to issue 154,000,000 shares of Common Stock, of which 89,236,732 shares were issued and outstanding as of June 2, 2023 and an additional 25,154,196 were reserved for issuance as of such date. The following table reflects the number of issued and outstanding, reserved and unreserved shares of common stock as of June 2, 2023:

Shares issued and outstanding	89,236,732
Shares reserved for issuance under the Purchase Agreement(1)	800,000
Shares reserved for issuance under issued and outstanding stock options and stock appreciation rights	18,101,858
Additional shares reserved for issuance under equity incentive plans	6,252,338

Total shares of common stock reserved	25,154,196

Unreserved common stock available for issuance	39,609,072

(1)	Reserve for additional commitment shares payable to LPC. No specific reserve has been established for sales under the Purchase Agreement with LPC.

Purpose of the Share Increase Proposal

The Board believes that the Share Increase Proposal is in the Company’s best interest because it increases the number of shares of authorized Common Stock by an amount that would provide the Company with flexibility as the need to issue shares of Common Stock may arise in the future. We will need large amounts of capital to support our development and commercialization efforts for our drug candidates, including the Phase 3 COVID-19 confirmatory study for certain COVID-19 patients. If we are unable to secure sufficient capital to fund our operations, we may not be able to continue these efforts and we might have to enter into strategic collaborations that could require us to share commercial rights to one or more of our drug candidates with third parties in ways that we currently do not intend or on terms that may not be favorable to us. Our ability to raise capital through equity financing will be limited if the Share Increase Proposal is not approved by shareholders at the Special Meeting. Potential financing alternatives using additional authorized shares of Common Stock include public or private offerings of Common Stock or equity-linked securities and may include sales of Common Stock under the Company’s Purchase Agreement with LPC or its Sales Agreement with Jefferies.

Under the Purchase Agreement, the Company has the right (but not the obligation) to put its securities to LPC at a maximum aggregate price of $100,000,000. Specifically, under the Purchase Agreement, LPC is committed to purchase up to an aggregate of $100,000,000 of shares of Common Stock over a 36-month term. The Purchase Agreement allows the Company, on any trading day where the closing sale price of Common Stock is at least $0.25, to direct LPC, by means of a purchase notice to purchase up to 275,000 shares of Common Stock per day, at a per share price equal to the lesser of (i) the lowest sale price on the date for such purchase; or (ii) the arithmetic average of the three lowest closing trade prices for Common Stock during the ten consecutive trading days ending on the trading day that is immediately preceding the purchase. The Company can also direct LPC to purchase an amount of stock equal to 30% of the aggregate shares of Common Stock traded on its principal market on any trading day following a date on which the Company submits a purchase notice to LPC, at a purchase price per share of 97% of the volume-weighted average price for Common Stock traded on its principal market on such date.

On May 12, 2023, the Company entered into an Open Market Sale AgreementSM (the “Sales Agreement”) with Jefferies LLC (“Jefferies”), as sales agent. Under the Sales Agreement, the Company has the right (but not the obligation) to issue and sell through Jefferies, as sales agent and/or principal, shares of Common Stock having an aggregate offering price of up to $75,000,000 (not to exceed the lesser of 39,609,072 shares of Common Stock or the number of authorized, unissued and available shares of Common Stock at any time). The Company is not obligated to sell any shares of Common Stock under the Sales Agreement. Subject to the terms and conditions of the Sales Agreement, Jefferies will use commercially reasonable efforts consistent with its normal trading and sales practices, to sell shares of Common Stock from time to time based upon the Company’s instructions, including any price, time or size limits specified by the Company. Upon delivery of a placement notice, and subject to the Company’s instructions in that notice, and the terms and conditions of the Sales Agreement generally, Jefferies may sell Common Stock by any method permitted by law deemed to be an “at the market offering” as defined by Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended. Although the Sales Agreement did not initially require that the Company establish a reserve for issuances under the Sales Agreement, the Company agreed that not later than the date that the Company amends its Articles of Incorporation to increase the number of authorized shares of Common Stock, the Company will establish a reserve of 10,000,000 shares for issuance under the Sales Agreement, and thereafter if at any time the number of shares in such reserve consists of less than 5,000,000 shares as a result of sales under the Sales Agreement, the Company will promptly cause such reserve to again consist of 10,000,000 shares in total. As a result, if the Share Increase Proposal is approved at the Special Meeting and the Company files the Articles of Amendment to increase the total number of authorized shares of Common Stock from 154,000,000 shares to 308,000,000 shares, the Company will be required to establish a reserve of 10,000,000 shares of Common Stock for issuances under the Sales Agreement.

The availability of additional shares of Common Stock will enhance the Company’s flexibility in connection with possible future actions, such as financings to raise capital to fund its operations; joint ventures or acquisitions; grants under the Company’s equity incentive plans; and other corporate purposes. The Board will decide whether, when, and on what terms to issue shares in connection with any of the purposes described above or for any other opportunity or need that may arise, although no further Board approval will be required to issue shares pursuant to transactions under the Purchase Agreement with LPC or the Sales Agreement with Jefferies. Except as otherwise required by applicable law or stock exchange rules, authorized but unissued shares of Common Stock may be issued at such time for such purposes and for such consideration as the Board may determine to be appropriate, without the expense and delay of calling a shareholders’ meeting to authorize additional shares of Common Stock.

Except as described above, the Company has no arrangements, agreements, or understandings in place at the present time for the issuance or use of the additional shares of Common Stock to be authorized pursuant to the Share Increase Proposal.

Rights of Additional Authorized Shares

Any authorized shares of Common Stock, if and when issued, would be part of our existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. The Company’s shareholders do not have preemptive rights with respect to the Common Stock, nor do they have cumulative voting rights. Accordingly, should the Company issue additional shares of Common Stock, existing shareholders would not have any preferential rights to purchase any of such shares, and their percentage ownership of our then-outstanding Common Stock would be reduced.

Effects of Increase in Authorized Shares

The additional authorized but unissued shares of Common Stock may generally be issued from time to time for such proper corporate purposes as may be determined by the Board. The Board does not intend to solicit further shareholder approval prior to the issuance of additional shares of Common Stock, except as may be required by applicable law or stock exchange rules.

The possible future issuance of shares of Common Stock or securities convertible or exercisable into Common Stock could affect our current shareholders in a number of ways. The issuance of new shares of Common Stock will cause immediate dilution of the ownership interests and the voting power of our existing shareholders. New issuances of Common Stock may also affect the amount of dividends, if any, paid to such shareholders and may reduce the share of the proceeds that they would receive upon the future liquidation, if any, of the Company.

In addition, the future issuance of shares of Common Stock or securities convertible or exercisable into shares of Common Stock could:

•

dilute the market price of the Common Stock, to the extent that the shares of Common Stock are issued and sold at prices below current trading prices, or, if the issuance consists of securities convertible or exercisable into Common Stock, to the extent that the securities provide for the conversion or exercise into Common Stock at prices that could be below current trading prices of the Common Stock, which dilution, in each case, may increase the volatility and affect the market value of the Common Stock;

•	dilute the earnings per share, if any, and book value per share of the outstanding shares of the Common Stock; and

•	make the payment of dividends on the Common Stock, if any, potentially more expensive.

Possible Anti-Takeover Effects

The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the Share Increase Proposal is not being presented with the intent that it be utilized as a type of anti-takeover device or to secure management’s positions within the Company. However, the proposed increase in the authorized Common Stock could be construed as having anti-takeover effects. The availability of a significant amount of authorized but unissued Common Stock could be used by the Board to make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. Consequently, the Board could use the additional shares of Common Stock to create voting or other impediments or to discourage persons seeking to gain control of the Company. Shares of Common Stock could be sold to purchasers favorable to the Board in opposing a change of control transaction. The existence of the additional shares of authorized Common Stock could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares of Common Stock also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board consider the action of the entity or person not to be in the best interest of the Company’s shareholders.

The Company’s Articles of Incorporation currently provide the Board with the authority to issue shares of Class A Preferred Stock and to determine the preferences, limitations and relative rights of shares of Class A Preferred Stock and to fix the number of shares constituting any series and the designation of such series, without any further vote or action by the Company’s shareholders. This authority of the Board will not be changed by the

Share Increase Amendment, and the Share Increase Amendment will not increase the total number of shares of Class A Preferred Stock that the Board may determine to issue. The shares of Class A Preferred Stock could be issued with voting, liquidation, dividend and other rights superior to the rights of shares of Common Stock. The potential issuance of Class A Preferred Stock may delay or prevent a change in control of the Company, discourage bids for outstanding shares of Common Stock at a premium over the market price, and adversely affect the market price and the voting and other rights of the holders of the Common Stock.

Required Vote and Board Recommendation

The Share Increase Proposal requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock. If a shareholder does not submit a proxy card, provide proxy instructions by telephone or over the Internet or vote at the Special Meeting, or if a shareholder submits a proxy card or provides proxy instructions by telephone or over the Internet and affirmatively elects to abstain from voting, it will have the same effect as a vote “AGAINST” the Share Increase Proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE SHARE INCREASE PROPOSAL.

PROPOSAL NO. 2: APPROVAL OF ADJOURNMENT PROPOSAL

Summary of Proposal

The Company’s shareholders are being asked to approve a Proposal providing for the adjournment of the Special Meeting if necessary or appropriate in the view of the Board to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Share Increase Proposal described in this proxy statement and to allow reasonable additional time for the filing and distribution of any supplemental or amended disclosure to be disseminated to and reviewed by the shareholders of the Company prior to the Special Meeting.

In this Proposal, the Company is asking the Company’s shareholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting, and any subsequent adjournments, to another time and place. If the Company’s shareholders approve the Adjournment Proposal, the Company could adjourn the Special Meeting, and any adjourned session of the Special Meeting, in any of the circumstances described above to a later date and use the additional time to, among other things, solicit additional proxies in favor of the Share Increase Proposal described in this proxy statement, including the solicitation of proxies from holders of Common Stock that have previously voted against such Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against the Share Increase Proposal, the Company could adjourn the Special Meeting without a vote on such Proposal and seek to convince the holders of those shares of Common Stock to change their votes to votes in favor of such Proposal.

The Board believes that if the number of shares of Common Stock present in person or by proxy at the Special Meeting and voting in favor of the Share Increase Proposal is not sufficient to approve such Proposal, it is in the best interests of the shareholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such Proposal. If the Special Meeting is adjourned for the purpose of soliciting additional proxies, shareholders who have already submitted their proxies will be able to revoke them at any time prior to their use.

Required Vote and Board Recommendation

The vote on the Adjournment Proposal is a vote separate and apart from the vote on the Share Increase Proposal. Accordingly, a shareholder may vote to approve the Share Increase Proposal and vote not to approve the Adjournment Proposal and vice versa. Approval of the adjournment of the Special Meeting, if necessary, including for the purpose of soliciting additional proxies if a quorum is not present or if there are not sufficient votes in favor of the Share Increase Proposal, requires the votes cast favoring the action exceed the votes cast opposing the action. Abstentions and broker non-votes, if any, will have no effect on the approval of the Adjournment Proposal, while shares of Common Stock not in attendance will have no effect on the outcome of any vote on the Adjournment Proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP

The following table sets forth information regarding beneficial ownership of our Common Stock as of June 2, 2023 with respect to (1) each person known to the Company to own beneficially more than 5% of our Common Stock, (2) each of our named executive officers and each director, and (3) all directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared by spouses under applicable law. Shares of our Common Stock subject to options that are either currently exercisable or exercisable within 60 days of June 2, 2023 are treated as outstanding and beneficially owned by the holder for the purpose of computing the percentage ownership of the holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. This table lists applicable percentage ownership based on 89,236,732 shares of Common Stock outstanding as of June 2, 2023.

	Common Stock
Name and Address of Beneficial Owner (1)	Number of Shares	Percent of Class
Certain Principal Shareholders:

Perceptive Advisors LLC (2)	7,858,011	8.8%
Morgan Stanley (3)	7,285,006	8.2%
Frost Gamma Investments Trust (4)	5,000,253	5.6%
BlackRock, Inc. (5)	4,654,892	5.2%

Directors and Executive Officers:

Mitchell S. Steiner, M.D., F.A.C.S. (6)	9,315,388	9.9%
Harry Fisch, M.D., F.A.C.S. (7)	8,780,252	9.3%
Mario Eisenberger, M.D. (8)	180,001	*
Michael L. Rankowitz (9)	335,001	*
Lucy Lu, M.D. (10)	79,801	*
Grace Hyun, M.D. (11)	71,459	*
K. Gary Barnette (12)	828,409	*
All directors and executive officers, as a group (8 persons) (13)	20,670,318	21.9%

*	Less than 1 percent.
(1)	Unless otherwise indicated, the address of each beneficial owner is 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127.
(2)

Perceptive Advisors LLC (“Perceptive Advisors”), Joseph Edelman (“Mr. Edelman”) and Perceptive Life Sciences Master Fund, Ltd. (the “Master Fund”), 51 Astor Place, 10th Floor, New York, NY 10003, filed a Schedule 13G on February 14, 2023 reporting that they beneficially owned 7,858,011 shares of Common Stock. The Master Fund directly holds 7,858,011 Common Shares. Perceptive Advisors serves as the investment manager to the Master Fund. Mr. Edelman is the managing member of Perceptive Advisors.

(3)

Morgan Stanley and Morgan Stanley Capital Services LLC, 1585 Broadway, New York, NY 10036, filed a Schedule 13G on February 10, 2023 reporting that Morgan Stanley beneficially owned 7,285,006 shares of Common Stock. Morgan Stanley has shared voting power as to 6,926,579 shares of Common Stock and shared investment power as to 7,285,006 shares of Common Stock. Morgan Stanley Capital Services LLC has shared voting and shared investment power as to 6,880,565 shares of Common Stock.

(4)

Frost Gamma Investments Trust and Dr. Phillip Frost, M.D. (collectively, “Frost”), 4400 Biscayne Boulevard, Miami, FL 33137, filed a Schedule 13G on April 19, 2023, reporting that it was the beneficial owner of 5,000,253 shares of Common Stock. The shares of Common Stock beneficially owned by Frost consist of 5,000,253 shares of Common Stock as to which it has shared investment power and shared voting power.

(5)

BlackRock, Inc. and on behalf of certain of its affiliates (collectively, “BlackRock”), 55 East 52nd Street, New York, NY 10055, filed a Schedule 13G/A on February 10, 2023, reporting that it was the beneficial owner of 4,654,892 shares of Common Stock. The shares of Common Stock beneficially owned by BlackRock include 4,654,892 shares of Common Stock as to which BlackRock has sole investment power and 4,576,752 shares of Common Stock as to which BlackRock has sole voting power.

(6)

Consists of (a) 7,184,767 shares of Common Stock owned directly by Dr. Steiner, (b) 190,000 shares of Common Stock held in trusts for the benefit of Dr. Steiner’s adult children of which Dr. Steiner’s brother is the trustee, and (c) 1,940,621 shares of Common Stock subject to stock options.

(7)

Consists of (a) 222,881 shares of Common Stock held directly by Dr. Fisch, (b) 541,144 shares of Common Stock held jointly by Dr. Fisch and his spouse, (c) 7,239,096 shares of Common Stock held by K&H Fisch Family Partners, LLC, of which Dr. Fisch is the sole manager, and (d) 777,131 shares of Common Stock subject to stock options.

(8)	Consists of 180,001 shares of Common Stock subject to stock options.
(9)	Consists of (a) 100,000 shares of Common Stock owned directly by Mr. Rankowitz and (b) 235,001 shares of Common Stock subject to stock options.
(10)	Consists of (a) 9,800 shares of Common Stock owned directly by Dr. Lu and (b) 70,001 shares of Common Stock subject to stock options.
(11)	Consists of (a) 14,790 shares of Common Stock owned directly by Dr. Hyun and (b) 56,669 shares of Common Stock subject to stock options.
(12)	Consists of 828,409 shares of Common Stock subject to stock options.
(13)

Includes (a) 190,000 shares of Common Stock held in trusts for the benefit of Dr. Steiner’s adult children of which Dr. Steiner’s brother is the trustee, (b) 541,144 shares of Common Stock held jointly by Dr. Fisch and his spouse, (c) 7,239,096 shares of Common Stock held by K&H Fisch Family Partners, LLC, of which Dr. Fisch is the sole manager, and (d) 5,071,662 shares of Common Stock subject to stock options.

The above beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as required for purposes of this Proxy Statement. This information should not be construed as an admission of beneficial ownership for other purposes.

FUTURE SHAREHOLDER PROPOSALS

Any shareholder who desires to submit a proposal for inclusion in the proxy materials for the 2024 Annual Meeting of Shareholders in accordance with Rule 14a-8 must submit the proposal in writing c/o Secretary, Veru Inc., 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127. We must receive a proposal by September 29, 2023 (120 days prior to the anniversary of the mailing date of the proxy statement for the 2023 Annual Meeting of Shareholders) in order to consider it for inclusion in the proxy materials for the 2024 Annual Meeting of Shareholders.

Shareholder proposals that are not intended to be included in the proxy materials for the 2024 Annual Meeting of Shareholders, but that are to be presented by a shareholder from the floor are subject to advance notice provisions in our by-laws. According to our by-laws, in order to be properly brought before the meeting, a proposal not intended for inclusion in our proxy materials must be received at our principal offices no later than December 29, 2023, which is 90 calendar days prior to the anniversary of the date of the 2023 Annual Meeting of Shareholders, and no earlier than November 29, 2023, which is 120 calendar days prior to the anniversary of the date of the 2023 Annual Meeting of Shareholders, and the notice must set forth the following: (a) a representation that the person sending the notice is a shareholder of record on the record date for the meeting and will remain such through the meeting date, (b) the name and address of such shareholder, (c) the number of shares of our Common Stock which are beneficially owned by such shareholder and any other ownership interest of the shareholder in shares of our Common Stock, whether economic or otherwise, including derivatives and hedges, (d) a representation that such shareholder intends to appear in person or by proxy at such meeting to make the nomination or move the consideration of other business set forth in the notice, (e) if the proposal relates to any business to be brought before the meeting other than election of directors, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting and any material interest of the shareholder in such business, and (f) if the proposal relates to the nomination of a candidate for election as director, the name, age, address (business and residence), principal occupation or employment of each nominee, the number of shares of our Common Stock beneficially owned by each nominee and any other ownership interest by such person in shares of our Common Stock, whether economic or otherwise, including derivatives and hedges and any other information relating to each nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to Section 14(a) of the Securities Exchange Act of 1934. If the notice does not comply with the requirements set forth in our by-laws, the chairman of the meeting may refuse to acknowledge the matter. If the chairman of the meeting decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2024 Annual Meeting of Shareholders will have the right to exercise discretionary voting power with respect to such proposal.

In addition to satisfying the requirements under our by-laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than January 28, 2024, which is 60 calendar days prior to the anniversary of the date of the 2023 Annual Meeting of Shareholders.

OTHER MATTERS

We do not know of any business that will be presented for consideration or action by the shareholders at the Special Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

This document is a proxy statement of the Company for the Special Meeting. The Company has not authorized anyone to give any information or make any representation about the Proposals or the Company that is different from, or in addition to, the information or representations contained in this proxy statement. Therefore, if anyone does give you information or representations of this sort, you should not rely on it or them. The information contained in this proxy statement speaks only as of the date of this document unless the information specifically indicates that another date applies.

Annex A

ARTICLES OF AMENDMENT TO THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

VERU INC.

1.    The name of the Corporation is Veru Inc.

2.    The amendment adopted relates to Article V of the Amended and Restated Articles of Incorporation. The first portion of Article V is amended to read as follows:

ARTICLE V

The aggregate number of shares which the Corporation shall have the authority to issue is 313,015,000 shares consisting of:

(a)    308,000,000 shares designated as “Common Stock” with a par value of $0.01 per share;

(b)    5,000,000 shares designated as “Class A Preferred Stock” with a par value of $0.01 per share; and

(c)    15,000 shares designated as “Class B Preferred Stock” with a par value of $0.50 per share and the relative rights, preferences and privileges of each class shall be as follows:

The remainder of Article V, as previously amended, remains unchanged.

3.    The foregoing amendment to the Amended and Restated Articles of Incorporation of the Corporation, was approved and adopted by the Board of Directors of the Corporation on May 9, 2023 and the shareholders of the Corporation on July 24, 2023 in accordance with Section 180.1003 of the Wisconsin Business Corporation Law.

A-1

Dated this          day of             , 2023.

VERU INC.

BY
Mitchell S. Steiner, Chairman, President and Chief Executive Officer

This document was drafted by Christopher M. Hruska, Esq.

Please return this document to:

Tanya R. Braga, Paralegal

Reinhart Boerner Van Deuren s.c.

1000 North Water Street, Suite 1700

Milwaukee, WI 53202

(414) 298-8354

tbraga@reinhartlaw.com

A-2

VERU INC. ATTN: MICHAEL J. PURVIS 2916 N. MIAMI AVENUE, SUITE 1000 MIAMI, FL 33127

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on July 23, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on July 23, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1 and 2:
	For	Against	Abstain
1. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 154,000,000 to 308,000,000.	☐	☐	☐

2.  To approve the adjournment of the special meeting if necessary or appropriate in the view of the Company's board of directors, including to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve Proposal 1.

	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com

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VERU INC.

Special Meeting of Shareholders

July 24, 2023 09:00 AM EDT

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Mitchell S. Steiner and Michele Greco, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of VERU INC. that the shareholder(s) is/are entitled to vote at the Special Meeting to be held at 09:00 AM, EDT on July 24, 2023, at Veru Inc., 2916 N. Miami Avenue, Suite 1000, Miami, FL 33127, and any adjournment or postponement thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies. Please sign exactly as your name appears hereon, date and return this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. If other matters come before the meeting, this proxy will be voted in accordance with the best judgment of the proxies appointed.

Continued and to be signed on reverse side